                                                                     EXHIBIT 4.1

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                                 STAPLES, INC.,

                                                          As Issuer,
                                                          ----------

                                       and

                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,

                                                   As Subsidiary Guarantors,
                                                   -------------------------

                                       TO

                            THE CHASE MANHATTAN BANK,


                                                         As Trustee
                                                         ----------


                                ----------------


                                    Indenture


                          Dated as of November 15, 1999


                                ----------------






                   5.875 per cent Notes due November 15, 2004




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


                                TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
Parties..................................................................................................1
Recitals of the Company and the Subsidiary Guarantors....................................................1


                 ARTICLE ONE -- Definitions and Other Provisions of General Application

SECTION 101.  Definitions................................................................................1
         Act.............................................................................................2
         Additional Amounts..............................................................................2
         Additional Securities...........................................................................2
         Affiliate.......................................................................................2
         Agent Member....................................................................................2
         Applicable Procedures...........................................................................2
         Attributable Value..............................................................................2
         Authenticating Agent............................................................................3
         Board of Directors..............................................................................3
         Board Resolution................................................................................3
         Business Day....................................................................................3
         Cedelbank.......................................................................................3
         Common Depositary...............................................................................3
         Company.........................................................................................3
         Company Request.................................................................................3
         Company Order...................................................................................3
         Consolidated Net Tangible Assets................................................................3
         Corporate Trust Office..........................................................................4
         corporation.....................................................................................4
         Default.........................................................................................4
         Defaulted Interest..............................................................................4
         Distribution Compliance Period..................................................................4
         Euroclear.......................................................................................4
         Event of Default................................................................................4
         Exchange Act....................................................................................4
         Expiration Date.................................................................................4
         GAAP............................................................................................4
         Global Security.................................................................................4
         Holder..........................................................................................4
         Indebtedness....................................................................................4

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Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


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

         Indenture.......................................................................................5
         Interest Payment Date...........................................................................5
         Issue Date......................................................................................5
         Lien............................................................................................5
         Maturity........................................................................................5
         Net Available Proceeds..........................................................................5
         Notice of Default...............................................................................5
         Officers' Certificate...........................................................................6
         Opinion of Counsel..............................................................................6
         Outstanding.....................................................................................6
         Paying Agent....................................................................................6
         Person..........................................................................................7
         Predecessor Security............................................................................7
         Principal Property..............................................................................7
         Principal Subsidiary............................................................................7
         Quotation Agent.................................................................................7
         Redemption Date.................................................................................7
         Redemption Price................................................................................7
         Reference Dealer................................................................................7
         Reference Dealer Rate...........................................................................7
         Regular Record Date.............................................................................7
         Regulation S....................................................................................7
         Regulation S Global Security....................................................................7
         Responsible Officer.............................................................................8
         Restricted Global Security......................................................................8
         Restricted Securities...........................................................................8
         Rule 144........................................................................................8
         Rule 144A.......................................................................................8
         Sale and Lease-Back Transaction.................................................................8
         Securities......................................................................................8
         Securities Act..................................................................................8
         Security Register...............................................................................8
         Security Registrar..............................................................................8
         Special Record Date.............................................................................8
         Stated Maturity.................................................................................9
         Subsidiary......................................................................................9
         Subsidiary Guarantees...........................................................................9
         Subsidiary Guarantors...........................................................................9
         Successor Security..............................................................................9
         Tax Affected Security...........................................................................9
         Tax Law Change..................................................................................9
         Temporary Regulation S Global Security...........................................................
         Trust Indenture Act.............................................................................9

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Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


         Trustee.........................................................................................9
         United States..................................................................................10
         Vice President.................................................................................10
         Voting Stock...................................................................................10
         Wholly Owned...................................................................................10
SECTION 102.  Compliance Certificates and Opinions......................................................10
SECTION 103.  Form of Documents Delivered to Trustee....................................................11
SECTION 104.  Acts of Holders; Record Dates.............................................................11
SECTION 105.  Notices, Etc., to Trustee, Company and Subsidiary Guarantors..............................13
SECTION 106.  Notice to Holders; Waiver.................................................................14
SECTION 107.  Conflict with Trust Indenture Act.........................................................14
SECTION 108.  Effect of Headings and Table of Contents..................................................14
SECTION 109.  Successors and Assigns....................................................................15
SECTION 110.  Separability Clause.......................................................................15
SECTION 111.  Benefits of Indenture.....................................................................15
SECTION 112.  Governing Law.............................................................................15
SECTION 113.  Legal Holidays............................................................................15
SECTION 114.  Agent for Service; Submission to Jurisdiction; Waiver of Immunities.......................15
SECTION 115.  Conversion of Currency....................................................................16

                                     ARTICLE TWO -- Security Forms

SECTION 201.  Forms Generally...........................................................................17
SECTION 202.  Form of Face of Security..................................................................18
SECTION 203.  Form of Reverse of Security...............................................................23
SECTION 204.  Form of Trustee's Certificate of Authentication...........................................27
SECTION 205.  Form of Subsidiary Guarantee..............................................................28

                                    ARTICLE THREE -- The Securities

SECTION 301.  Title and Terms...........................................................................30
SECTION 302.  Denominations.............................................................................31
SECTION 303.  Execution, Authentication, Delivery and Dating............................................31
SECTION 304.  Temporary Securities......................................................................33
SECTION 305.  Registration, Registration of Transfer and Exchange.......................................33
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..........................................39
SECTION 307.  Payment of Interest; Interest Rights Preserved............................................41
SECTION 308.  Persons Deemed Owners.....................................................................41
SECTION 309.  Cancellation..............................................................................41

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Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                      -iii-
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

SECTION 310.  Computation of Interest...................................................................42
SECTION 311.  CUSIP/Common Code/ISIN Number.............................................................42
SECTION 312.  Prescription..............................................................................42


                             ARTICLE FOUR -- Satisfaction and Discharge


SECTION 401.  Satisfaction and Discharge of Indenture...................................................42
SECTION 402.  Application of Trust Money................................................................43


                               ARTICLE FIVE -- Default and Remedies


SECTION 501.  Events of Default.........................................................................4
SECTION 502.  Acceleration of Maturity; Rescission and Annulment........................................45
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee...........................46
SECTION 504.  Trustee May File Proofs of Claim..........................................................46
SECTION 505.  Trustee May Enforce Claims Without Possession of Securities
                     or Subsidiary Guarantees...........................................................47
SECTION 506.  Application of Money Collected............................................................47
SECTION 507.  Limitation on Suits.......................................................................48
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.................48
SECTION 509.  Restoration of Rights and Remedies........................................................49
SECTION 510.  Rights and Remedies Cumulative............................................................49
SECTION 511.  Delay or Omission Not Waiver..............................................................49
SECTION 512.  Control by Holders........................................................................49
SECTION 513.  Waiver of Past Defaults...................................................................50
SECTION 514.  Undertaking for Costs.....................................................................50
SECTION 515.  Waiver of Stay or Extension Laws..........................................................50


                                   ARTICLE SIX -- The Trustee


SECTION 601.  Certain Duties and Responsibilities of the Trustee........................................51
SECTION 602.  Notice of Defaults........................................................................51
SECTION 603.  Certain Rights of Trustee.................................................................51
SECTION 604.  Not Responsible for Recitals or Issuance of Securities....................................53
SECTION 605.  May Hold Securities.......................................................................53
SECTION 606.  Money Held in Trust.......................................................................53
SECTION 607.  Compensation and Reimbursement............................................................53

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      of the Indenture.


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

SECTION 608.  Disqualification; Conflicting Interests...................................................54
SECTION 609.  Corporate Trustee Required; Eligibility...................................................54
SECTION 610.  Resignation and Removal; Appointment of Successor.........................................54
SECTION 611.  Acceptance of Appointment by Successor....................................................55
SECTION 612.  Merger, Conversion, Consolidation or Succession to Business...............................56
SECTION 613.  Preferential Collection of Claims Against Company
                     and Subsidiary Guarantors .........................................................56
SECTION 614.  Appointment of Authenticating Agent.......................................................56


                  ARTICLE SEVEN -- Holders' Lists and Reports by Trustee and Company


SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders.................................58
SECTION 702.  Preservation of Information; Communications to Holders....................................58
SECTION 703.  Reports by Trustee........................................................................59
SECTION 704.  Reports by Company........................................................................59


                 ARTICLE EIGHT -- Consolidation, Merger, Conveyance, Transfer or Lease


SECTION 801.  Company and Subsidiary Guarantors May Consolidate, Etc. Only
                     on Certain Terms...................................................................59
SECTION 802.  Successor Substituted.....................................................................60


                              ARTICLE NINE -- Supplemental Indentures


SECTION 901.  Supplemental Indentures Without Consent of Holders........................................61
SECTION 902.  Supplemental Indentures with Consent of Holders...........................................61
SECTION 903.  Execution of Supplemental Indentures......................................................62
SECTION 904.  Effect of Supplemental Indentures.........................................................63
SECTION 905.  Conformity with Trust Indenture Act.......................................................63
SECTION 906.  Reference in Securities to Supplemental Indentures........................................63


                                      ARTICLE TEN -- Covenants


SECTION 1001.  Payment of Principal, Premium and Interest...............................................63
SECTION 1002.  Maintenance of Office or Agency..........................................................63
SECTION 1003.  Money for Security Payments to be Held in Trust..........................................64

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      of the Indenture.


                                       -v-
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

SECTION 1004.  Existence................................................................................65
SECTION 1005.  Maintenance of Properties................................................................65
SECTION 1006.  Payment of Taxes and Other Claims........................................................66
SECTION 1007.  Limitation on Liens......................................................................66
SECTION 1008.  Limitation on Sale and Lease-Back Transactions...........................................68
SECTION 1009.  Statement by Officers as to Default; Compliance Certificates.............................68
SECTION 1010.  Waiver of Certain Covenants..............................................................69
SECTION 1011.  Available Information....................................................................69
SECTION 1012.  Acquisition of Securities................................................................69


                                 ARTICLE ELEVEN -- Redemption of Securities


SECTION 1101.  Right of Redemption......................................................................69
SECTION 1102.  Applicability of Article.................................................................70
SECTION 1103.  [Reserved.]..............................................................................70
SECTION 1104.  [Reserved.]..............................................................................70
SECTION 1105.  Notice of Redemption.....................................................................70
SECTION 1106.  Deposit of Redemption Price..............................................................70
SECTION 1107.  Securities Payable on Redemption Date....................................................71


                                    ARTICLE TWELVE -- Subsidiary Guarantee


SECTION 1201.  Subsidiary Guarantee.....................................................................71
SECTION 1202.  Execution and Delivery of Subsidiary Guarantees..........................................73
SECTION 1203.  Release of Subsidiary Guarantors.........................................................74


                              ARTICLE THIRTEEN -- Meetings of Holders of Securities


SECTION 1301.  Purposes for Which Meetings May Be Called................................................74
SECTION 1302.  Call, Notice and Place of Meetings.......................................................74
SECTION 1303.  Persons Entitled to Vote at Meetings.....................................................75
SECTION 1304.  Quorum; Action...........................................................................75
SECTION 1305.  Determination of Voting Rights; Conduct and Adjournment of Meetings......................76
SECTION 1306.  Counting Votes and Recording Action of Meetings..........................................77

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      of the Indenture.

Annex A-1   -  Form of Transfer Certificate
            -  Restricted Global Security to Temporary Regulation S Global
               Security

Annex A-2   -  Form of Transfer Certificate
            -  Restricted Global Security to Regulation S Global Security

Annex B     -  Form of Transfer Certificate
            - Temporary Regulation S Global Security or Regulation S Global Security to Restricted Global Security

Annex C-1   -  Form of Certification to be Given by Holders of Beneficial
               Interests in a Temporary Regulation S Global Security to
               Euroclear or Cedelbank

Annex C-2   -  Form of Certification to be Given by the Euroclear Operator or
               Cedelbank, Societe Anonyme

Annex C-3   -  Form of Certification to be Given by Transferee of Beneficial
               Interest in a Temporary Regulation S Global Security After the
               Restricted Period

Annex D-1   -  Form of Transfer Certificate
            -  Non-Global Restricted Security to Restricted Global Security

Annex D-2   -  Form of Certificate
            -  Non-Global Restricted Security to Regulation S Global Security or
               Temporary Regulation S Global Security

     INDENTURE, dated as of November 15, 1999, among Staples, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company"), having its principal office at 500 Staples Drive, Framingham, Massachusetts 01702, each of the Subsidiary Guarantors (as hereinafter defined) and The Chase Manhattan Bank, a banking corporation duly organized and existing under the laws of New York, as Trustee (herein called the "Trustee").

              RECITALS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS

     The Company has duly authorized the creation of an issue of its 5.875 per cent Notes due November 15, 2004 of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     The Company and the presently existing Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses; the presently existing Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Securities; accordingly, each presently existing Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for its full, unconditional, irrevocable and joint and several guarantee of the Securities.

     All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Subsidiary Guarantees (as hereinafter defined) of each of the Subsidiary Guarantors, when executed by the respective Subsidiary Guarantors and endorsed on the Securities, the valid obligations of the respective Subsidiary Guarantors, and to make this Indenture a valid agreement of the Company and each of the Subsidiary Guarantors in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.  DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (3) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Annex", refers to an Article or Section of, or to an Annex attached to, this Indenture, as the case may be;

          (4) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time; and

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Amounts" has the meaning specified in Section 202(a).

          "Additional Securities" means Securities, which shall be considered to be of the same series as the Securities issued hereunder, that are issued from time to time after the Issue Date under the terms of this Indenture, subject to prior authorization by a Board Resolution (except for Securities authenticated and delivered upon registration of transfer of, or in lieu of, other Securities pursuant to Sections 304, 305, 306 or 906).

          "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Member" means any member of, or participant in, Euroclear or Cedelbank.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of Euroclear and Cedelbank, and of any Common Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

          "Attributable Value" in respect of any Sale and Lease-Back Transaction means, as of the time of determination, the lesser of (i) the sale price of the Principal Property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such Sale and Lease-Back Transaction and the denominator of which is the base term of such lease, and (ii) the total obligation (discounted to present value at the highest rate of interest specified by the terms of Securities then Outstanding compounded semi-annually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such Sale and Lease-Back Transaction.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any committee of that board duly authorized to act for it in respect hereof, and with respect to any Subsidiary Guarantor, either the board of directors of such Subsidiary Guarantor or any committee of that board duly authorized to act for it in respect hereof.

     "Board Resolution" means, with respect to the Company or a Subsidiary Guarantor, a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Subsidiary Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means, with respect to any particular place, (i) each Monday, Tuesday, Wednesday, Thursday and Friday, other than any such day on which banking institutions in The City of New York, New York or London, England are authorized or obligated by law or executive order to close and (ii) with respect to any due date for the payment of principal or interest in respect of any Security, a day on which commercial banks and foreign exchange markets are open for general business in the place of presentation and a day on which the TARGET system is open.

     "Cedelbank" means Cedelbank, societe anonyme.

     "Common Depositary" means Chase Nominees Limited, in its capacity as depository of Global Securities on behalf of Euroclear or Cedelbank or both, until a successor Common Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Common Depositary" shall mean such successor Common Depositary.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Net Tangible Assets" of the Company means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any indebtedness for money borrowed having a maturity of less than 12 months from the date of the most recent consolidated balance sheet of the Company but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower) and (b) all goodwill, trade names, patents, unamortized debt discount and expense and any other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with GAAP.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 450 West 33rd Street, New York, New York 10001, Attention: Capital Markets Fiduciary Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

     "corporation" means a corporation, association, company, joint stock company, limited liability company, partnership or business trust.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Distribution Compliance Period" has the meaning specified in Section 201.

     "euro" and "_" means the single currency introduced at the start of the third stage of economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the treaty on European Union.

     "Euroclear" means the Euroclear Clearance System.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" means the Securities Exchange Act of 1934 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

     "Expiration Date" has the meaning specified in Section 104.

     "GAAP" means generally accepted accounting principles in the United States consistently applied as in effect on the date of this Indenture.

     "Global Security" means a Security that is registered in the Security Register in the name of the Common Depositary.

     "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

     "Indebtedness" of any Person means (without duplication), with respect to any Person, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person and (iv) every obligation of the type referred to in clauses (i) through (iii) of another Person the payment of which such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise (but only, in the case of clause (iv), to the extent such Person has guaranteed or is responsible or liable for such obligations).

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the Annexes attached to this instrument.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means the date on which the Securities are originally issued.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance, or other security arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right or otherwise.

     "Net Available Proceeds" from any Sale and Lease-Back Transaction by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness or obligations relating to the properties or assets that are the subject of such Sale and Lease-Back Transaction or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Sale and Lease-Back Transaction; (ii) all payments made by such Person or its Subsidiaries on any Indebtedness which is secured in whole or in part by any such properties and assets in accordance with the terms of any Lien upon or with respect to any such properties and assets or which must, by the terms of such Lien, or in order to obtain a necessary consent to such Sale and Lease-Back Transaction or by applicable law, be repaid out of the proceeds from such Sale and Lease-Back Transaction; and (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Sale and Lease-Back Transaction; provided, however, that for purposes of clause (ii) of Section 1008 hereof the amount of Net Available Proceeds to be applied to any acquisition of Principal Properties or retirement of Securities or other Indebtedness shall be reduced by an amount equal to the sum of (A) an amount equal to the redemption price with respect to such Securities delivered within 180 days after the effective date of such Sales and Lease-Back Transaction to the Trustee for retirement and cancellation and (B) the principal amount, plus any premium or fee paid in connection with a redemption in accordance with the terms, of such other Indebtedness voluntarily retired by the Company within such 180-day period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity.

          "Notice of Default" means a written notice of the kind specified in
Section 501(3).

          "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or a Subsidiary Guarantor, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means, as to the Company or a Subsidiary Guarantor, a written opinion of counsel, who may be counsel for the Company or such Subsidiary Guarantor, as the case may be, and who shall be acceptable to the Trustee, delivered to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Company or a Subsidiary Guarantor (if the Company or a Subsidiary Guarantor shall act as a Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

          (iii) Securities that have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Subsidiary Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities that a responsible officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, a Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Subsidiary Guarantor or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, as of the date of this Indenture, shall include (i) the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York and (ii) The Chase Manhattan Bank, London Branch, which as of the date of this Indenture is located at Trinity Tower, 9 Thomas More Street, London E1 9YT England.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any real property or any permanent improvement thereon owned by the Company or any of its Subsidiaries including, without limitation, any office, store, warehouse, manufacturing facility or plant or any portion thereof, and any equipment located at or comprising a part of any such property, having a net book value, as of the date of determination, in excess of 1% of Consolidated Net Tangible Assets of the Company.

          "Principal Subsidiary" means any Subsidiary which owns any Principal Property.

          "Quotation Agent" means the Reference Dealer.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed as set forth in the Securities.

          "Reference Dealer" means Goldman Sachs International or its successor.

          "Reference Dealer Rate" means, with respect to the Reference Dealer and any redemption date, the midmarket annual yield to maturity, as determined by the Trustee, of the French Treasury Note 3 1/2% due July 2004, or, if that security is no longer outstanding, a similar security in the reasonable judgment of the Reference Dealer, at 11:00 a.m. (London time) on the third Business Day in London preceding such redemption date quoted in writing to the Trustee by such Reference Dealer.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the fifteenth day (regardless of whether a Business Day) next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Global Security" has the meaning specified in
Section 201.

          "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

          "Restricted Global Security" has the meaning specified in Section 201.

          "Restricted Securities" means all Securities required pursuant to
Section 305(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Sale and Lease-Back Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any Principal Property that, more than 12 months after (i) the completion of the acquisition, construction, development or improvement of such Principal Property or (ii) the placing in operation of such Principal Property or of such Principal Property as so constructed, developed or improved, has been or is being sold, conveyed, transferred or otherwise disposed of by such Person to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender on the security of such Principal Property. The term of such arrangement, as of any date (the "measurement date"), shall end on the date of the last payment of rent or any other amount due under such arrangement on or prior to the first date after the measurement date on which such arrangement may be terminated by the lessee, at its sole option, without payment of a penalty.

          "Securities" means the securities described in the recitals hereof.

          "Securities Act" means the United States Securities Act of 1933 (including any successor act thereto), as it may be amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or a Person or by one or more other Subsidiaries of the Company or that Person, or by the Company or a Person and one or more other Subsidiaries of the Company or that Person. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Subsidiary Guarantees" means the Guarantees of each Subsidiary Guarantor in the form of Section 205 and as provided in Article Twelve.

          "Subsidiary Guarantors" means (i) Staples the Office Superstore, Inc., a Delaware corporation, Staples the Office Superstore East, Inc., a Delaware corporation, and Staples Contract & Commercial, Inc., a Delaware corporation, and (ii) any successor of the foregoing; in each case (i) and (ii) until such Subsidiary Guarantor ceases to be such in accordance with Section 1203 hereof.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Tax Affected Security" means any Security held by a United States Alien to whom Additional Amounts have or will become payable.

          "Tax Law Change" means (i)any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in official position regarding the application or interpretation of such laws, regulations or rulings, (ii) any action taken by a taxing authority of the United States (or any political subdivision thereof or therein) affecting taxation, which action is generally applied or is taken with respect to the Company, or (iii) a decision rendered by a court of competent jurisdiction in the United States (or any political subdivision thereof or therein), whether or not such decision was rendered with respect to the Company.

          "Temporary Regulation S Global Security" has the meaning specified in
Section 201.

          "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "Vice President", when used with respect to the Company, each Subsidiary Guarantor or the Trustee, means any vice president, regardless of whether designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" of a Person means all classes of capital stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

          "Wholly Owned" means, when used in connection with any Subsidiary, a Subsidiary of which all of the issued and outstanding shares of Voting Stock (except shares required as directors' qualifying shares) are owned by the Company and/or one or more Wholly Owned Subsidiaries.


SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company and any Subsidiary Guarantor and any other obligor on the Securities, as appropriate, shall each furnish to the Trustee such certificates and opinions as may be required hereunder or under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel if to be given by counsel and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual or firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such individual or firm, such condition or covenant has been complied with.

SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company, any Subsidiary Guarantor or other obligor, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  ACTS OF HOLDERS; RECORD DATES.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent of such Holders duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments

(and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Paying Agent, any Subsidiary Guarantor or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date, written notice of which will be sent to the Trustee, for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  NOTICES, ETC., TO TRUSTEE, COMPANY AND SUBSIDIARY GUARANTORS.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, in the case of the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company and, in the case of any Subsidiary Guarantor, to it at the address of the Company's principal office specified in the first paragraph of this instrument, Attention Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by such Subsidiary Guarantor.

                  The Company and any Subsidiary Guarantor shall promptly transmit to the Trustee any request, demand, authorization, direction, notice, consent, waiver or Act received from any Holder.


SECTION 106.  NOTICE TO HOLDERS; WAIVER.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register on the date such notice is mailed not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Except as otherwise provided herein, all notices to Holders will be valid if published in a leading English language daily newspaper or newspapers published in New York City and in London or such other English language daily newspaper with general circulation in Europe and the United States, as the case may be, as the Trustee may approve. Any notice will be deemed to have been given on the date of publication or, if so published more than once or on different dates, on the date of the first publication. It is expected that publication will normally be made in the Wall Street Journal (New York edition) and the Financial Times (London edition). If publication as provided above is not practicable, notice will be given in such other manner, and will be deemed to have been given on such date, as the Trustee may approve.


SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

          This Indenture, the Company, the Subsidiary Guarantors and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction of any provision hereof.

SECTION 109.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company and any Subsidiary Guarantor shall bind their successors and assigns, regardless of whether so expressed.

SECTION 110.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture, the Securities or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities or the Subsidiary Guarantees, express or implied, shall give to any Person, other than the parties hereto, the Holders of Securities and their respective successors hereunder any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  GOVERNING LAW.

          THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

SECTION 113.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity of such Security, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF
             IMMUNITIES.

          By the execution and delivery of this Indenture, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York or brought under Federal or State securities laws or brought by the Trustee in its capacity as a trustee hereunder, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and waives, to the extent possible, any objection which it may now or hereafter have to the laying of venue of any such proceeding or any claim of inconvenient forum, and (iii) agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture shall be in full force and effect and for the continuous period from the date hereof through and including the date which is 550 calendar days after the date upon which the last of the Securities shall be outstanding. The Trustee agrees to mail or deliver a copy of any service referred to in (iii) above to the Chairman and Chief Executive Officer of the Company at its principal office at the address set out on page 1 of this Indenture or at any other address previously notified in writing to the Trustee.

          To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment before judgment, attachment in aid of execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its respective obligations under this Indenture and the Securities to the fullest extent permitted by law.


SECTION 115.  CONVERSION OF CURRENCY.

          The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this
Indenture:

                  (a (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in euros, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                           (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in euros originally due.

                  (b The term "rate(s) of exchange" shall mean the rate(s) of exchange quoted by the Trustee at its foreign exchange desk in its office in London, England at 12:00 noon (London time) for purchases of euros with the judgment currency other than euros referred to in Subsection (a) above and includes any premiums and costs of exchange payable.

                                   ARTICLE TWO

                                 Security Forms

SECTION 201.  FORMS GENERALLY.

                  The Securities, the Subsidiary Guarantees to be endorsed thereon and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depositary thereof or as may, consistently herewith, be determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or Subsidiary Guarantees, as the case may be.

                  The definitive Securities and Subsidiary Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or Subsidiary Guarantees, as the case may be.

                  In certain cases described elsewhere herein, the legends set forth in the first four paragraphs of Section 202 may be omitted from Securities issued hereunder.

                  Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more temporary Global Securities, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203, as the case may be, with such applicable legends as are provided for in Section 202, as the case may be. Such Global Securities shall be registered in the name of a nominee or nominees for Euroclear or Cedelbank or both and deposited with the Common Depositary, as custodian for Euroclear and

Cedelbank, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for the account of Cedelbank, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. Until such time as the Distribution Compliance Period (as defined below) shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities." On or after the termination of the Distribution Compliance Period, interests in any Temporary Regulation S Global Security will be exchangeable for corresponding interests in an unrestricted Regulation S Global Security (each a "Regulation S Global Security") in fully registered form without interest coupons, substantially in the form set forth in Sections 202 and 203, with such applicable legends as are provided for in Section 202 and in accordance with the immediately following paragraph. As used herein, the term "Distribution Compliance Period" means the period up to (but not including) the 40th day following the later of (i) the day that Goldman Sachs International, as representative of the several Managers as initial purchasers of the Securities, advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) November 15, 1999.

          Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Regulation S Global Security only on or after the termination of the Distribution Compliance Period after delivery by a beneficial owner of an interest therein to Euroclear or Cedelbank of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-1 hereto, and upon delivery by Euroclear or Cedelbank to the Trustee of a written certification (a "Depository Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Trustee will exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security. No interest shall be paid to any holder of a beneficial interest in a Temporary Regulation S Global Security until the foregoing Owners Securities Certification has been provided to Euroclear or Cedelbank, as the case may be, by such holder and no interest shall be paid to Euroclear or Cedelbank on such holder's interest in a Temporary Regulation S Global Security unless Euroclear and Cedelbank, as the case may be, has provided a Depositary Securities Certification to the Trustee or principal Paying Agent with respect to such interest.

          Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (each, a "Restricted Global Security"), in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 202 and 203 with such applicable legends as are provided for in Section 202, except as otherwise permitted herein. Such Global Securities shall be registered in the name of a nominee or nominees for Euroclear and deposited with the Common Depositary, as custodian for Euroclear, duly executed by the Company and authenticated by the Trustee as hereinafter provided for credit to the account of Morgan Guaranty Trust of New York, Brussels office, as operator of Euroclear, for credit to the respective accounts of owners of beneficial interests in such Securities or to such other accounts as they may direct. The aggregate principal amount of a Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, in connection with a corresponding decrease or increase in the aggregate principal amount of the Temporary Regulation S Global Security or Regulation S Global Security, as hereinafter provided. The Restricted Global Securities and all other Securities evidencing the debt, or any portion of the debt, initially evidenced by such Global Securities, other than Securities transferred or exchanged upon certification as provided in Section 305, shall collectively be referred to herein as the "Restricted Securities."

SECTION 202.  FORM OF FACE OF SECURITY.

          [INCLUDE IF SECURITY IS A RESTRICTED SECURITY - THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 144A, (B) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

          [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY - THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN
SECTION 305(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE DISTRIBUTION COMPLIANCE PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITORY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

          [INCLUDE IF SECURITY IS A REGULATION S SECURITY - THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

          [INCLUDE IF SECURITY IS A GLOBAL SECURITY - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO

AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                                  STAPLES, INC.

                   5.875 per cent Notes due November 15, 2004


Common Code No. __________
ISIN No. __________
No. __________                                                       _________


          STAPLES, INC., a corporation organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ________________ Euros [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT --, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed in the aggregate at any time _150,000,000 as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on November 15, 2004 and to pay interest thereon from November 15, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on November 15th in each year, commencing November 15, 2000, at the rate of 5.875 per cent per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 5.875 per cent per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (regardless of whether a Business
Day), next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          The Company will pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Security to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts will not apply to:

     (a any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such

          Holder or a beneficial owner of a security (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) the presentation by the Holder or beneficial owner of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

     (b any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge;

     (c any tax, assessment or other governmental charge that would not have been imposed but for such Holder's or beneficial owner's past or present status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company, or foreign private foundation or other tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;

     (d any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Security;

     (e any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from any payment on a Security, if such payment can be made without such deduction or withholding by any other Paying Agent;

     (f any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of a Holder or beneficial owner of a Security if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

     (g any tax, assessment or other governmental charge imposed by reason of a Holder or beneficial owner of a Security (i) owning or having owned, directly or indirectly, actually or constructively, 10 per cent or more of the total combined voting power of all classes of stock of the Issuer entitled to vote or (ii) being a controlled foreign corporation with respect to the United States that is related to the Issuer by actual or constructive stock ownership; or

     (h   any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor shall such Additional Amounts be paid with respect to any payment on a Security to a holder or beneficial owner that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a sole beneficial owner would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or sole beneficial owner been the holder or beneficial owner of such a Security.

          For purposes of this Security, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands), and "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee or any Paying Agent maintained for that purpose in The City of New York, New York and London, England, in such coin or currency of the European Union as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company payment of interest may be made by euro check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:


[Seal]                                STAPLES, INC.



Attest:                               By__________________________
                                        Name:
                                        Title:

_______________________________
Name:
Title:


SECTION 203.  FORM OF REVERSE OF SECURITY.

          This Security is one of a duly authorized issue of Securities of the Company designated as its 5.875 per cent Notes due November 15, 2004 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to _150,000,000, issued and to be issued under an Indenture, dated as of November 15, 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Company, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption, in whole but not in part, upon not less than 30 nor more than 60 days' notice, at any time at a redemption price equal to the greater of (i) 100 per cent of the principal amount of such Securities or (ii) as determined by the Quotation Agent, the sums of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on an annual basis (based on the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (x) the number of those days falling in a leap year divided by 366 and (y) the number of those days falling in a non-leap year divided by 365)) at the Reference Dealer Rate, plus, in each case, accrued interest thereon to the date of redemption.

          If as a result of a Tax Law Change, there is substantial probability that the Company will become obligated to pay to the Holder of any Security or Additional Amounts, as described in the second paragraph of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100 per cent of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable; PROVIDED, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel selected by the Company to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

          No sinking fund is provided for the Securities.

          [IF A GLOBAL SECURITY INSERT -- In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, or redemption of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Common Depositary's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.]

          Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by any such holder with Rule 144A under the Securities Act. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to Subsidiary Guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Subsidiary Guarantees. The Indenture provides that a Subsidiary Guarantor shall be released from its Subsidiary Guarantee upon compliance with certain conditions.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company or the Subsidiary Guarantors with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of _1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INDENTURE, THIS SECURITY AND THE SUBSIDIARY GUARANTEE ENDORSED HEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Attach the following Schedule A in the case of a Global Security:]

                                   SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT

          The initial principal amount at maturity of this Global Security shall be _________. The following decreases/increases in the principal amount at maturity of this Global Security have been made:


            Decrease in    Increase in    Total Principal
Date of     Principal      Principal      Amount at Maturity    Notation Made by
Decrease/   Amount at      Amount at      Following such        or on Behalf of
Increase    Maturity       Maturity       Decrease/Increase     Trustee
--------    --------       --------       -----------------     -------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------

---------   -----------    ------------   -----------------     ---------------


SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Securities referred to in the within mentioned Indenture.


                                            The Chase Manhattan Bank,
                                                            as Trustee


                                            By ________________________
                                               Authorized Officer


SECTION 205.  FORM OF SUBSIDIARY GUARANTEE.

                              SUBSIDIARY GUARANTEE

         For value received, each of the Subsidiary Guarantors named below hereby jointly and severally fully and unconditionally guarantees to the Holder of the Security upon which this Subsidiary Guarantee is endorsed, and to the Trustee on behalf of such Holder, pursuant to this Indenture and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities or the obligations of the Company under the Indenture or the Securities, that:

                  (i) the principal of, premium, if any, and interest on, and any Additional Amounts in respect of, the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on, and any Additional Amounts in respect of, the Securities, to the extent lawful, and all other payment obligations of the Company to the Holders or the Trustee thereunder or under this Indenture will be promptly paid in full, all in accordance with the terms thereof and of the Indenture; and

                  (ii) in case of any extension of time for payment or renewal of any Securities, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         Notwithstanding the foregoing, in the event that this Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of each Subsidiary Guarantor under the Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

         If the Company shall default in the due and punctual payment of any obligation under this Indenture including under the Securities, without the necessity of action by the Trustee or any Holder of Securities, the Subsidiary Guarantor will promptly and fully make such payments in the same manner as required to have been made by the Company.

         To the extent permitted by law, the obligations of each Subsidiary Guarantor hereunder shall be continuing, absolute and unconditional, and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company contained in the Securities or in this Indenture or of any other Subsidiary Guarantor contained in the Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company or of any other Subsidiary Guarantor in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable federal or state bankruptcy, insolvency, reorganization or other similar laws or from the decision of any court, (iii) the assertion or exercise by the Company, any other Subsidiary Guarantor, or the Trustee of any rights or remedies under the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any other Subsidiary Guarantor or any of their assets, or the disaffirmance of this Indenture or the Securities in any such proceeding, (v) the release or discharge of the Company or any other Subsidiary Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (vi) the unenforceability of the Securities or this Indenture or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

          Each Subsidiary Guarantor hereby (i) waives diligence, presentment, demand for payment, filing of claims with a court in the event of the merger or bankruptcy of the Company, any right to require a proceeding first against the Company or to realize on any collateral, protest, notice and all demands whatsoever with respect to the payment obligations of the Company under this Indenture, (ii) agrees that its obligations hereunder constitute a guarantee of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against the Company or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing the obligations of the Company under this Indenture may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing such obligations without notice to them and (iv) covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the payment obligations under the Securities and this Indenture.

          Each Subsidiary Guarantor further agrees that if at any time all or any part of any payment therefore applied by any person to any payment obligation is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any other Subsidiary Guarantor, such obligation shall for the purposes of the Subsidiary Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Subsidiary Guarantee made pursuant to this Indenture shall continue to be effective or be reinstated, as the case may be, as to such payment obligation as though such application had not been made.

          Each Subsidiary Guarantor shall, to the extent of any payment made by it pursuant to this Indenture, be subrogated to all rights of the Trustee and the Holders of the Securities as to all payments and damages payable by the Company with respect to which payments have been made by such Subsidiary Guarantor, but, so long as any payment obligation remains outstanding, such right of subrogation on the part of such Subsidiary Guarantor shall be subject to the payment in full or discharge of all such payment obligations.

          Each of the Subsidiary Guarantors shall have the right to seek contribution from any other non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Subsidiary Guarantees made pursuant to this Indenture.

          The Subsidiary Guarantors or any particular Subsidiary Guarantor shall be released from this Subsidiary Guarantee upon the terms and subject to certain conditions provided in the Indenture.

          By delivery of a Supplemental Indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed with the same effect as if such Subsidiary Guarantor was named below and has executed and delivered this Subsidiary Guarantee.

          All terms used in this Subsidiary Guarantee which are defined in the Indenture referred to in the Security upon which this Subsidiary Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

          This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

          Reference is made to the Indenture for further provisions with respect to this Subsidiary Guarantee.

          THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, each of the Subsidiary Guarantors has caused this Subsidiary Guarantee to be duly executed.

                                  [Insert Names of Subsidiary Guarantors]


                                  By________________________
                                     Name:
                                     Title:


                                  ARTICLE THREE

                                 The Securities


SECTION 301.  TITLE AND TERMS.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to _150,000,000, and, subject to prior authorization by a Board Resolution, Additional Notes of the same series which may be issued subsequently except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

          The Securities shall be known and designated as the "5.875 per cent Notes due November 15, 2004" of the Company. Their Stated Maturity shall be November 15, 2004 and they shall bear interest at the rate of 5.875 per cent per annum, from November 15, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable annually on November 15, commencing November 15, 2000, until the principal thereof is paid or made available for payment.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Trustee or any Paying Agent in The City of New York, New York or London, England maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by euro check drawn on a bank in The City of New York, New York or London, England mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or if a Holder has given transfer instructions to the Company, in euro by credit or transfer to a euro-denominated account (or any other account to which euro may be credited or transferred) specified by the payee in a city in which banks have access to the TARGET System. "TARGET System" means the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System.

          The Company will pay principal on any Security upon presentation and surrender of the Security at the specified office of the Paying Agent or any additional or substitute paying agent by a euro check drawn on a bank in the City of New York, New York or London, England.

          The Securities shall be redeemable as provided in Article Eleven.

          The Securities shall be guaranteed by the Subsidiary Guarantors as provided in Article Twelve.

          The Company will pay all stamp taxes and other duties, if any, which may be imposed by the Unites States or any political subdivision thereof or taxing authority thereof or therein with respect to the execution or delivery of this Indenture, the issuance of the Global Securities or the exchange from time to time of Global Securities.


SECTION 302.  DENOMINATIONS.

          The Securities shall be issuable only in registered form without coupons and only in denominations of _1,000 and any integral multiple thereof.


SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, its Chief Financial Officer or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed thereon the Subsidiary Guarantees executed as provided in
Section 1202 by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with such Subsidiary Guarantees endorsed thereon; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with such Subsidiary Guarantees endorsed thereon as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security or Subsidiary Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          The Company shall be entitled, subject to Section 301, to issue Additional Securities under this Indenture which shall have identical terms as the Securities issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable to such series. The Securities issued on the Issue Date and any Additional Securities shall be treated as a single class for all purposes under this Indenture.

          With respect to any Additional Securities, the Company shall provide the Trustee with appropriate evidence that the Additional Securities have been duly authorized and issued and set forth in a Board Resolution and an Officer's Certificate or such other appropriate evidence that the Additional Securities have been duly authorized and issued, a copy of each of which shall be delivered to the Trustee, containing the following information:

     (1 the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture; and

     (2 the issue price, the issue date and the common code and ISIN numbers of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Notes to have "original issue discount" within the meaning of Section 1273 of the U.S. Internal Revenue Code of 1986, as amended.

SECTION 304.  TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Subsidiary Guarantees substantially of the tenor of the definitive Subsidiary Guarantees in lieu of which they are issued duly executed by the Subsidiary Guarantors and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Subsidiary Guarantees may determine, as evidenced by their execution of such Securities and Subsidiary Guarantees.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor having endorsed thereon Subsidiary Guarantees executed by the Subsidiary Guarantors. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee or the Paying Agent in London, England a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities and the Subsidiary Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt and Subsidiary Guarantees, and subject to the other provisions of this Section 305, entitled to the same benefits under this Indenture, as the Securities and Subsidiary Guarantees surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities under Section 1105 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption.

          (b) Notwithstanding any other provisions of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests therein of the kinds specified in this Section 305(b) shall be made only in accordance with this Section 305(b). Transfers and exchanges subject to this
Section 305(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 305(b).

          (1) LIMITATION ON TRANSFERS OF A GLOBAL SECURITY. A Global Security may not be transferred, in whole or in part, to any Person other than Euroclear or Cedelbank or a depositary or nominee or nominees for Euroclear or Cedelbank or both, and no such transfer to any such other Person may be registered; provided that this clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this
     Section 305(b)(1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 305(b).

          (2) TEMPORARY REGULATION S GLOBAL SECURITY. If the owner of a beneficial interest in a Temporary Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Common Depositary, Euroclear and Cedelbank, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 305(b)(2). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Cedelbank, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Cedelbank, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (c) by Euroclear or Cedelbank, as the case may be, to the Trustee, as Security Registrar, of a Depository Securities Certification, the Trustee may direct either Euroclear or Cedelbank, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

          (3) RESTRICTED GLOBAL SECURITY TO TEMPORARY REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 305(b)(3). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from a Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Cedelbank account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Common Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Cedelbank or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

          (4) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(4). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Cedelbank account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Common Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Distribution Compliance Period shall be the Agent Member for Euroclear or Cedelbank or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

          (5) TEMPORARY REGULATION S GLOBAL SECURITY OR REGULATION S GLOBAL SECURITY TO RESTRICTED GLOBAL Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(5). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Cedelbank account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the owner of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Common Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

          (6) NON-GLOBAL RESTRICTED SECURITY TO GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(b)(6). Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Annex D-1 hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 305(a) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(d)(3).

          (7) EXCHANGES. In the event that a Restricted Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through (6) above and (8) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee; provided that except as permitted in Section 305(d)(2) hereof, no beneficial interest in a Temporary Regulation S Global Security shall be exchangeable for a definitive Security until the expiration of the Distribution Compliance Period and then only if the certifications described in Section 201 shall have been provided in respect of such interest.

          (8) INTERESTS IN TEMPORARY REGULATION S GLOBAL SECURITY TO BE HELD THROUGH EUROCLEAR OR CEDELBANK. Until the termination of the Distribution Compliance Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Cedelbank, provided that this clause (8) shall not prohibit any transfer in accordance with Section 305(b)(5) hereof.

          (c) Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by Section 202 to be applied to such a Security and such required legends shall not be removed from such Security except as provided in the next sentence or paragraph (d) of this
Section 305. The legend required for a Restricted Security may be removed from a Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Security another Security or Securities having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

          (d) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of a depositary for such Global Security or a nominee thereof and delivered to such depositary or a nominee thereof or to the Common Depositary or other custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than a depositary for such Global Security or a nominee thereof unless (A) Euroclear or Cedelbank, as the case may be, has notified the Company that it is unwilling or unable to continue as depository for such Global Security, (B) Euroclear or Cedelbank, as the case may be, (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (ii) announces an intention permanently to cease business or does in fact do so, (C) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities or
     (D) there shall have occurred and be continuing an Event of Default with respect to such Global Security. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Company or the Trustee. In addition, beneficial interests in the Global Notes may be exchanged for non-global, certificated Securities upon request by or on behalf of Euroclear and Cedelbank upon not less than 60 days' prior written notice to the Trustee, with a copy of such notice delivered to the Company. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such Security so issued that is registered in the name of a Person other than Euroclear or Cedelbank or a nominee thereof shall not be a Global Security.

          (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Common Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Common Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Common Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the Common Depositary or an authorized representative thereof.

          (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) No Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security (including Euroclear and Cedelbank and account holders and participants therein unless Euroclear or Cedelbank, as the case may be, or its nominee is the registered holder of such Global Security), or under any Global Security, and the registered holder thereof may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Common Depositary or Euroclear or Cedelbank or a nominee thereof, as the case may be, or impair, as between Euroclear or Cedelbank, their Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.


SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantees endorsed thereon, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount having endorsed thereon the Subsidiary Guarantees executed by the Subsidiary Guarantors and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Subsidiary Guarantees endorsed thereon, shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the destroyed, lost or stolen Security and the Subsidiary Guarantees endorsed thereon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid by the Trustee from the funds deposited by the Company as herein above provided to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).


          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 308.  PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.


SECTION 309.  CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.  COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of the actual number of days elapsed divided by 365 (or, if any of those days elapsed fall in a leap year, the sum of (i) the number of those days falling in a leap year divided by 366 and (ii) the number of those days falling in a non-leap year divided by 365).


SECTION 311.  CUSIP/COMMON CODE/ISIN NUMBER.

          The Company in issuing the Securities may use "CUSIP", "common code" and/or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP", "common code" and/or "ISIN" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP", "common code" or "ISIN" numbers.


SECTION 312.  PRESCRIPTION.

          Claims against the Company for the payment of principal of, or interest, or premium, if any, on, the Notes will become void unless presentation for payment is made as required in this Indenture within a period of six years.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall, upon request by the Company, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or


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


               (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i) have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or a Subsidiary Guarantor, in the case of (i), (ii) or
          (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or a Subsidiary Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Subsidiary Guarantors; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.  APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE


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

                              Default and Remedies

SECTION 501.  EVENTS OF DEFAULT.

                  "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of (or premium, if any, on), or the redemption price of, any Security at its Maturity; or

                  (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Company or the Subsidiary Guarantors in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Subsidiary Guarantor in an involuntary case or proceeding under any applicable United States Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary Guarantor under any applicable Federal or State or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary Guarantor or of any substantial part of the property of the Company or any Subsidiary Guarantor, or ordering the winding up or liquidation of the affairs of the Company or any Subsidiary Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the commencement by the Company or any Subsidiary Guarantor of a voluntary case or proceeding under any applicable United States Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary Guarantor to the entry of a decree or order for relief in respect of the Company or any Subsidiary Guarantor in an involuntary case or proceeding under any applicable Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Subsidiary Guarantor, or the filing by the Company or any Subsidiary Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State or other applicable law, or the consent by the Company or any Subsidiary Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary Guarantor or of any substantial part of the property of the Company or Subsidiary Guarantor, or the making by the Company or any Subsidiary Guarantor of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary Guarantor in furtherance of any such action.


SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default (other than an Event of Default specified in Section 501(4) or (5)) occurs and is continuing, then and in every such case the Trustee or any Holder of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in Section 501(4) or (5) occurs, the principal of and any accrued interest on the Securities then Outstanding shall become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

               (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
          Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

               (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all amounts due to the Trustee under Section 607.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

               In case of any judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities, or the property of the Company or its creditors or of any Subsidiary Guarantor and its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.


SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR SUBSIDIARY GUARANTEES.

          All rights of action and claims under this Indenture or the Securities or any Subsidiary Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.  APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.  LIMITATION ON SUITS.


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

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Subsidiary Guarantee, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.  CONTROL BY HOLDERS.

          Subject to Article Six, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or any Subsidiary Guarantee,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities not joining therein, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders.


SECTION 513.  WAIVER OF PAST DEFAULTS.


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


          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on, or any Additional Amounts on, any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, and the Company, any Subsidiary Guarantor, the Trustee and any Holder shall be restored to their former position and rights hereunder, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


SECTION 514.  UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Subsidiary Guarantor.

SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

          Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Subsidiary Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee

SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.


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


          Except during the continuance of an Event of Default, (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.


SECTION 602.  NOTICE OF DEFAULTS.

          The Trustee shall give the Holders notice of any default actually known to a Responsible Officer of the Trustee hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;


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

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights of powers conferred upon it by this Indenture or any action taken, suffered or omitted by it pursuant to a direction of the Company or any Holders pursuant to the provisions of this Indenture; and

          (i) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities and the Subsidiary Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Subsidiary Guarantees endorsed thereon. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.  MAY HOLD SECURITIES.


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


          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or any Subsidiary Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and any Subsidiary Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.  MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Subsidiary Guarantor, as the case may be.


SECTION 607.  COMPENSATION AND REIMBURSEMENT.

          The Company and each Subsidiary Guarantor jointly and severally unconditionally agree

          (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

          (3) to indemnify the Trustee, its officers, directors, agents and employees for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This Section 607 shall survive the termination of the Indenture or the earlier resignation or removal of the Trustee.

To secure the Company's and each Subsidiary Guarantor's payment obligations in this Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, and interest on, particular Securities.

SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.


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


          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus (or the parent holding company of which has a combined capital and surplus) of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person (or parent holding company thereof) shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,


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


then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to


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


which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY
              AND SUBSIDIARY GUARANTORS.

          If and when the Trustee shall be or become a creditor of the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Subsidiary Guarantor, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, such Subsidiary Guarantor or any such other obligor.


SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated, and the Subsidiary Guarantees endorsed thereon, shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent, except for authentication of original issues or lost, stolen or mutilated securities. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, or authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to


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


the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities described in the within-mentioned Indenture.



                                        The Chase Manhattan Bank,
                                          As Trustee



                                        By___________________________,
                                          As Authenticating Agent



                                        By___________________________
                                          Authorized Officer



                                  ARTICLE SEVEN


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

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors and the Trustee that neither the Company, the Subsidiary Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 703.  REPORTS BY TRUSTEE.

          (a) Within 60 days after November 30 of each year, commencing with November 30, 2000, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.


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


          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Company and with the Subsidiary Guarantors. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.  REPORTS BY COMPANY.

          The Company and each of the Subsidiary Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801. COMPANY AND SUBSIDIARY GUARANTORS MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

          Neither the Company nor a Subsidiary Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person and neither the Company nor a Subsidiary Guarantor shall permit any Person to consolidate with or merge into the Company or such Subsidiary Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Company or such Subsidiary Guarantor, unless:

          (1) in case the Company or such Subsidiary Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or such Subsidiary Guarantor substantially as an entirety shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities or the obligation under the Subsidiary Guarantee, as the case may be, and the performance or observance of every covenant of this Indenture on the part of the Company or such Subsidiary Guarantor, as the case may be, to be performed or observed;


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

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or any Principal Subsidiary would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 802.  SUCCESSOR SUBSTITUTED.

     (a) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

     (b) Upon any consolidation of a Subsidiary Guarantor with, or merger of such Subsidiary Guarantor into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of such Subsidiary Guarantor in accordance with Section 801, the Successor Subsidiary Guarantor shall succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture with the same effect as if such successor Person had been named as a Subsidiary Guarantor herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and its Subsidiary Guarantee.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by their respective Board Resolutions, and


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

the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or any Subsidiary Guarantor and the assumption by any such successor of the covenants of the Company or any Subsidiary Guarantor herein and in the Securities or Subsidiary Guarantee, as the case may be; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to secure the Securities pursuant to the requirements of Section 1007 or otherwise; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders in any material respect.


SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Subsidiary Guarantors and the Trustee, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by their respective Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon or the amount payable upon redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or permit the Company to redeem the Securities if, prior to such action, the Company is not permitted to do so, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the percentage in principal amount of the Outstanding Securities


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


     required for the adoption of a resolution or the quorum required at any meeting of Holders at which a resolution is adopted, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4)  impair the unconditional nature of the Subsidiary Guarantees, or

          (5) modify the obligation of the Company to deliver information as set forth in Section 1011.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. No supplemental indenture shall modify this Section 903 without the prior consent of the Trustee.


SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. Promptly after execution by the Company of any supplemental indenture, the Company shall transmit to the Holders a notice setting forth the substance of the supplemental indenture.


SECTION 905.  CONFORMITY WITH TRUST  INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.


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          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Subsidiary Guarantors shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, the Subsidiary Guarantees may be endorsed thereon and such new Securities and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                   ARTICLE TEN

                                    Covenants

SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in the Borough of Manhattan, The City of New York, and in the city of London, England an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities, any Subsidiary Guarantee endorsed thereon and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York and the city of London, England) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York and the city of London, England, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.


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          If the Company or any Subsidiary Guarantor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent,


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before being required to make any such repayment, may at the expense of the
Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, New York (which is expected to be the Wall Street Journal) and a newspaper published in the English language, customarily published on each Business Day and of general circulation in London, England (which is expected to be the Financial Times), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.  EXISTENCE.

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company and each Subsidiary Guarantor; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  MAINTENANCE OF PROPERTIES.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


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SECTION 1007.  LIMITATION ON LIENS.

          The Company will not, and will not permit any Principal Subsidiary to, create or suffer to exist any Lien to secure any Indebtedness of the Company or any Subsidiary upon any Principal Property, or upon shares of capital stock or evidences of Indebtedness issued by any Principal Subsidiary and owned by the Company or any Principal Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making, or causing such Principal Subsidiary to make, effective provision to secure all of the Securities from time to time Outstanding by such Lien, equally and ratably with any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured.

          The foregoing restrictions shall not apply to Indebtedness secured by Liens existing on the date of this Indenture or to any of the following:

          (1) Liens on any property existing at the time of the acquisition thereof;

          (2) Liens on property of a corporation existing at the time such corporation is merged into, consolidated with or acquired by the Company or a Principal Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to the Company or a Principal Subsidiary, provided that such Lien as a result of such merger, consolidation, acquisition, sale, lease or other disposition is not extended to property owned by the Company or such Principal Subsidiary immediately prior thereto;

          (3) Liens on property of a corporation existing at the time such corporation becomes a Principal Subsidiary;

          (4) Liens securing Indebtedness of a Principal Subsidiary to the Company or to another Principal Subsidiary;

          (5) Liens to secure all or part of the cost of acquisition, construction, development or improvement of the underlying property, or to secure Indebtedness incurred to provide funds for any such purpose (including purchase money security interest or money mortgage on real or personal property), provided that the commitment of the creditor to extend the credit secured by any such Liens shall have been obtained not later than twenty-four months after the later of (a) the completion of the acquisition, construction, development or improvement of such property or
     (b) the placing in operation of such property or of such property as so construed, developed or improved;

          (6) Liens on any property created, assumed or otherwise brought into existence in contemplation of the sale or other disposition of the underlying property, whether directly or indirectly, by way of share disposition or otherwise; provided that the Company must have disposed of such property within 180 days from the creation of such Liens and any Indebtedness secured by such Liens shall be without recourse to the Company or any Subsidiary;


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

          (7) Liens in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision thereof, to secure partial, progress, advance or other payments;

          (8) Liens to secure Indebtedness on any Principal Property of joint ventures which constitute Principal Subsidiaries in which the Company or a Principal Subsidiary has an interest, to the extent such Liens are on property or assets of, or equity interests in, such joint ventures; and

          (9) any extension, renewal or replacement or refunding of any Lien existing on the date of the Indenture or referred to in clauses (1) to (3) or (5); provided, however, that the principal amount of Indebtedness secured thereby and not otherwise authorized by clauses (1) to (3) or (5), shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal, replacement, or refunding, so secured at the time such extension, renewal, replacement or refunding.

          Notwithstanding the foregoing, the Company and its Principal Subsidiaries may create or suffer to exist Liens which would otherwise be prohibited by this Section 1007 securing Indebtedness in an aggregate amount which, together with all outstanding Attributable Value of all Sale and Lease-Back Transactions permitted by the last paragraph of Section 1008 and all Indebtedness secured by Liens permitted pursuant to this paragraph, does not exceed 10% of Consolidated Net Tangible Assets of the Company.


SECTION 1008.  LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS.

          The Company will not, nor will it permit any Principal Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property (except for (x) a transaction providing for a lease for a term, including any renewal thereof, of not more than three years, by the end of which term it is intended that the use of such Principal Property by the lessee will be discontinued, (y) a transaction between the Company and a Principal Subsidiary or between Principal Subsidiaries, and (z) a transaction between the Company or a Principal Subsidiary and a joint venture in which the Company or a Principal Subsidiary has an interest), unless either (i) the Company or such Principal Subsidiary would be entitled pursuant to Section 1007 to issue, assume or guarantee Indebtedness secured by a Lien on such Principal Property without equally and ratably securing the Securities or (ii) the Company or such Principal Subsidiary shall apply or cause to be applied within 180 days after the effective date of such Sale and Lease-Back Transaction, an amount equal to the Net Available Proceeds therefrom to (A) the acquisition of one or more Principal Properties or (B) to the retirement of Securities or the repayment of other Indebtedness of the Company or a Principal Subsidiary (other than such Indebtedness owned by the Company or a Principal Subsidiary) which, in the case of such Indebtedness of the Company, is not subordinate and junior in right of payment to the prior payment of the Securities, provided, however, that any such retirement of Securities shall be in accordance with Article Eleven and any other terms and provisions of this Indenture and the Securities applicable to optional redemption of Securities.


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

                  Notwithstanding the foregoing, the Company or any Principal Subsidiary may enter into a Sale and Lease-Back Transaction which would otherwise be prohibited by this Section 1008 to the extent that the Attributable Value thereof, together with all indebtedness secured by Liens permitted pursuant to the last paragraph of Section 1007 and the Attributable Value of all other Sale and Lease-Back Transactions permitted by this paragraph, does not exceed 10% of Consolidated Net Tangible Assets of the Company.


SECTION 1009.  STATEMENT BY OFFICERS AS TO DEFAULT; COMPLIANCE CERTIFICATES.

                  (a) The Company and the Subsidiary Guarantors will deliver to the Trustee, within 120 days after the end of their respective fiscal years, ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or such Subsidiary Guarantor, as the case may be, has fulfilled all its obligations hereunder or is in default in the performance and observance of any of the terms, provisions and conditions of Section 801 or Sections 1004 to 1008, inclusive, and if the Company or any Subsidiary Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (b) The Company and each Subsidiary Guarantor shall deliver to the Trustee, as soon as possible and in any event within five days after the Company or such Subsidiary Guarantor becomes aware or should reasonably become aware of the occurrence of an Event of Default or a Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company or such Subsidiary Guarantor proposes to take with respect thereto.


SECTION 1010.  WAIVER OF CERTAIN COVENANTS.

                  The Company or any Subsidiary Guarantor may omit in any particular instance to comply with any covenant or condition set forth in
Section 801, 802 and Sections 1004 to 1008, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and such Subsidiary Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


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

SECTION 1011.  AVAILABLE INFORMATION.

          Until such time as all Outstanding Securities are freely transferable without restriction under the Securities Act, the Company (i) will use its best efforts to be subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and to file in a timely manner all reports and other documents required to be filed pursuant thereto or in connection therewith and
(ii) will take, and will cause the Subsidiary Guarantors to take, all actions necessary to permit resales of the Securities and the Subsidiary Guarantees endorsed thereon pursuant to Rule 144A, including furnishing to any Holder (or of a beneficial interest in a Security), or to any prospective purchaser designated by such a Holder or beneficial owner, upon request of such Holder or beneficial owner, financial and other information required to be delivered under paragraph (d)(4) of Rule 144A.


SECTION 1012.  ACQUISITION OF SECURITIES.

          The Company shall not, and shall cause its Affiliates not to, resell or otherwise dispose of any Securities acquired by them, in the open market or otherwise, and shall, and shall cause its Affiliates to, surrender all such Securities acquired to the Trustee for cancellation.


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  RIGHT OF REDEMPTION.

          The Securities may be redeemed in accordance with the provisions of the forms of Securities set forth in Sections 202 and 203.


SECTION 1102.  APPLICABILITY OF ARTICLE.

          Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.  [Reserved.]


SECTION 1104.  [Reserved.]


SECTION 1105.  NOTICE OF REDEMPTION.


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

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register or provided to the Trustee by such Holder.

          In addition, the Company shall, at least 30 and not more than 60 days before the Redemption Date, cause notice of such redemption to be published in a leading newspaper having a general circulation in The City of New York, New York (which is expected to be the Wall Street Journal) and a leading newspaper having a general circulation in London, England (which is expected to be the Financial Times), with a copy to the Trustee.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price together with accrued interest, if any, to the Redemption Date) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated


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


Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


                                 ARTICLE TWELVE

                              Subsidiary Guarantee

SECTION 1201.  SUBSIDIARY GUARANTEE.

          Each Subsidiary Guarantor hereby absolutely and unconditionally guarantees, jointly and severally with each other Subsidiary Guarantor, to each Holder of a Security authenticated and delivered by the Trustee pursuant to this Indenture and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities or the obligations of the Company under the Indenture or the Securities, that:

          (i) the principal of, premium, if any, and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, and all other payment obligations of the Company to the Holders or the Trustee thereunder or under this Indenture will be promptly paid in full, all in accordance with the terms thereof and of the Indenture; and

          (ii) in case of any extension of time for payment or renewal of any Securities, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          Notwithstanding the foregoing, in the event that this Subsidiary Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of each Subsidiary Guarantor under the Indenture and its Subsidiary Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

          If the Company shall default in the due and punctual payment of any obligation under this Indenture including under the Securities, without the necessity of action by the Trustee or any Holder of Securities, the Subsidiary Guarantor will promptly and fully make such payments in the same manner as required to have been made by the Company.

          To the extent permitted by law, the obligations of each Subsidiary Guarantor hereunder shall be continuing, absolute and unconditional, and shall not be impaired, modified, released or limited by an occurrence or condition whatsoever, including, without limitation, (i) any


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

compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company contained in the Securities or in this Indenture or of any other Subsidiary Guarantor contained in the Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company or of any other Subsidiary Guarantor in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable federal or state bankruptcy, insolvency, reorganization or other similar laws or from the decision of any court, (iii) the assertion or exercise by the Company, any other Subsidiary Guarantor, or the Trustee of any rights or remedies under the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any other Subsidiary Guarantor or any of their assets, or the disaffirmance of this Indenture or the Securities in any such proceeding, (v) the release or discharge of the Company or any other Subsidiary Guarantor from the performance or observance of any agreement, covenant, term of condition contained in any of such instruments by operation of law, (vi) the unenforceability of the Securities or this Indenture or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

          Each Subsidiary Guarantor hereby (i) waives diligence, presentment, demand for payment, filing of claims with a court in the event of the merger or bankruptcy of the Company, any right to require a proceeding first against the Company or to realize on any collateral, protest, notice and all demands whatsoever with respect to the payment obligations of the Company under this Indenture, (ii) agrees that its obligations hereunder constitute a guarantee of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against the Company or upon any other condition or contingency, (iii) acknowledges that any agreement, instrument or document evidencing the obligations of the Company under this Indenture may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing such obligations without notice to them and (iv) covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the payment obligations under the Securities and this Indenture.

          Each Subsidiary Guarantor further agrees that if at any time all or any part of any payment therefore applied by any person to any payment obligation is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any other Subsidiary Guarantor, such obligation shall for the purposes of the Subsidiary Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Subsidiary Guarantee made pursuant to this Indenture shall continue to be effective or be reinstated, as the case may be, as to such payment obligation as though such application had not been made.

          Each Subsidiary Guarantor shall, to the extent of any payment made by it pursuant to this Indenture, be subrogated to all rights of the Trustee and the Holders of the Securities as to all payments and damages payable by the Company with respect to which payments have been made by such Subsidiary Guarantor, but, so long as any payment obligation remains outstanding, such right


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


of subrogation on the part of such Subsidiary Guarantor shall be subject to the payment in full or discharge of all such payment obligations.

          Each of the Subsidiary Guarantors shall have the right to seek contribution from any other non-paying Subsidiary Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Subsidiary Guarantees made pursuant to this Indenture.


SECTION 1202.  EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

          The Subsidiary Guarantees to be endorsed on the Securities shall include the terms of the Subsidiary Guarantee set forth in Section 1201 and any other terms that may be set forth in the form established pursuant to Section
205. Each of the Subsidiary Guarantors hereby agrees to execute its Subsidiary Guarantee, in a form established pursuant to Section 205, to be endorsed on each Security authenticated and delivered by the Trustee.

          The Subsidiary Guarantee shall be executed on behalf of each respective Subsidiary Guarantor by any of such Subsidiary Guarantor's Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, one of its Vice Presidents, or its Secretary. The signature of any or all of these persons on the Subsidiary Guarantee may be manual or facsimile.

          A Subsidiary Guarantee bearing the manual or facsimile signature of individuals who were at any time the proper officers of a Subsidiary Guarantor shall bind such Subsidiary Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Subsidiary Guarantee is endorsed or did not hold such offices at the date of such Subsidiary Guarantee.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors and shall bind each Subsidiary Guarantor notwithstanding the fact that Subsidiary Guarantee does not bear the signature of such Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby jointly and severally agrees that its Subsidiary Guarantee set forth in Section 1201 and in the form of Subsidiary Guarantee established pursuant to Section 205 shall remain in full force and effect notwithstanding any failure to endorse a Subsidiary Guarantee on any Security.

SECTION 1203.  RELEASE OF SUBSIDIARY GUARANTORS.

          Each Subsidiary Guarantee will remain in effect with respect to the respective Subsidiary Guarantor until the entire principal of, premium, if any, and interest on the Securities shall have been paid in full or otherwise discharged in accordance with the provisions of the Securities and this Indenture and all amounts owing to the Trustee hereunder have been paid; provided, however, that if all of the issued and outstanding shares of Voting Stock of such Subsidiary Guarantor are sold, directly or indirectly, by the Company or another Wholly Owned Subsidiary of the Company to any Person (other than the Company or another Wholly Owned Subsidiary of the Company), then, upon delivery by the Company of an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent, if any, herein provided for relating to the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee and this Article Twelve have been complied with, such Subsidiary Guarantor shall be released and discharged of its obligations under its Subsidiary Guarantee and under this Article Twelve without any action on the part of the Trustee or any Holder, and the Trustee shall execute any documents reasonably required in order to acknowledge the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee endorsed on the Securities and under this Article Twelve.


                                ARTICLE THIRTEEN

                        Meetings of Holders of Securities

SECTION 1301.  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

SECTION 1302.  CALL, NOTICE AND PLACE OF MEETINGS.

          (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 1301, to be held at such time and at such place in The City of New York, New York or in London, England as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 105, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York, New York or in London, England for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 1303.  PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


SECTION 1304.  QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 902) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than 66 2/3% in aggregate principal amount of Outstanding Securities represented and voting at such meeting.

         Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

SECTION 1305.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT
               OF MEETINGS.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

                  (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each _1,000 principal amount of Securities held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (d) Any meeting of Holders of Securities duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 1306.  COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                              --------------------



                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



                       [Signature pages begin on page 81.]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.



Attest:                                STAPLES, INC.


__________________________             By __________________________
Name:                                     Name:
Title:                                    Title:



                                       STAPLES THE OFFICE SUPERSTORE, INC.,
                                       as Subsidiary Guarantor


                                       By __________________________
                                          Name:
                                          Title:



                                       STAPLES THE OFFICE SUPERSTORE EAST, INC., as Subsidiary Guarantor


                                       By __________________________
                                          Name:
                                          Title:



                                       STAPLES CONTRACT &COMMERCIAL, INC.,
                                       as Subsidiary Guarantor


                                       By __________________________
                                          Name:
                                          Title:



                                       THE CHASE MANHATTAN BANK,
                                       as Trustee


                                       By __________________________


                                       By __________________________

TOWN OF FRAMINGHAM                  )
                                    )  ss.:
COUNTY OF MIDDLESEX                 )


                  On the _____ day of November, 1999, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is _______________________________ of _____________________, one of the
corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.










TOWN OF FRAMINGHAM                  )
                                    )  ss.:
COUNTY OF MIDDLESEX                 )


                  On the _____ day of November, 1999, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is _______________________________ of _____________________, one of the
corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.

CITY OF NEW YORK                    )
                                    )  ss.:
COUNTY OF NEW YORK                  )


                  On the _____ day of November, 1999, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that [he - she] is _______________________________ of _____________________, one
of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.










CITY OF NEW YORK                    )
                                    )  ss.:
COUNTY OF NEW YORK                  )


                  On the _____ day of November, 1999, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that [he - she] is _______________________________ of _____________________, one
of the corporations described in and which executed the foregoing instrument and that the foregoing instrument was executed by authority of the Board of Directors of said corporation.

                                                                       ANNEX A-1



                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(3)
                                of the Indenture)


The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

The Chase Manhattan Bank, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England

               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to ______________ aggregate principal amount of Notes which are evidenced by the Restricted Global Security (Common Code No. ____________, ISIN No. ____________) and held with the Common Depository through Euroclear in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Temporary Regulation S Global Security (Common Code No. __________, ISIN No. _____________), which amount, immediately after such transfer, is to be held with the Common Depository through Euroclear or Cedelbank or both.

     In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

     (1) the offer of the Securities was not made to a person in the United States;

     (2)  either:

          (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

          (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the Common Depository through Euroclear or Cedelbank or both.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co., and Salomon Smith Barney Inc. as initial purchasers of the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                          [Insert Name of Transferor]



                                By:__________________________________________
                                   Name:
                                   Title:

                                   (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)



                                     A-1-2

                                                                       ANNEX A-2



                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(4)
                                of the Indenture)

The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

Chase Manhattan Bank Limited, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England

               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, through Euroclear and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to ______________ aggregate principal amount of Notes which are evidenced by the Restricted Global Security (Common Code No. _________, ISIN No. ____________) and held with the Common Depository through Euroclear in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Notes to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Notes evidenced by the Regulation S Global Security (Common Code No. ___________, ISIN No. ___________).

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that:

     (1) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"):

          (A) the offer of the Notes was not made to a person in the United States;

          (B)  either:


                                     A-2-1

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

          (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

     (2) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as initial purchasers of the Notes. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                          [Insert Name of Transferor]



                                By:_________________________________________
                                   Name:
                                   Title:

                                   (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)



                                     A-2-2

                                                                         ANNEX B


                         FORM OF TRANSFER CERTIFICATE --
                    TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(5)
                                of the Indenture)


The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

Chase Manhattan Bank Limited, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to __________________ aggregate principal amount of Notes which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (Common Code No. ___________, ISIN No. ___________) and held with the Common Depository through Euroclear or Cedelbank or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by the Restricted Global Security (Common Code No. ___________, ISIN No. ___________).

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co., and Salomon Smith Barney Inc. as initial purchasers of the Notes.

Dated:                           [Insert Name of Transferor]



                                 By:________________________________________
                                    Name:
                                    Title:

                                    (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                                                       ANNEX C-1



                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                    GLOBAL SECURITY TO EUROCLEAR OR CEDELBANK

                         OWNER SECURITIES CERTIFICATION

[MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, BRUSSELS OFFICE,
  as Operator of the Euroclear
  Clearance System] [or] [CEDELBANK,
  SOCIETE ANONYME]


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to __________________ aggregate principal amount of Notes which are evidenced by the Temporary Regulation S Global Security (Common Code No. ___________, ISIN No. ___________) and held with the Common Depository through Euroclear or Cedelbank or both in the name of [insert name of holder] (the "Holder").

     In respect of such Notes, the Holder does hereby certify that as of the date hereof, the above-captioned Notes are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

     We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as the initial purchasers of the Notes.



                                     C-1-1

Date: ___________, ____*



                                        ------------------------------------
                                        [Name of Person Making Certification]



----------------
* To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.



                                     C-1-2

                                                                       ANNEX C-2


                        FORM OF CERTIFICATION TO BE GIVEN
                     BY THE EUROCLEAR OPERATOR OR CEDELBANK,
                                 SOCIETE ANONYME

                       DEPOSITORY SECURITIES CERTIFICATION

The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

Chase Manhattan Bank Limited, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, ___________ aggregate principal amount of the above-captioned Notes are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

     As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

     We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.



                                     C-2-1

     We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as the initial purchasers of the Notes.


Date:______________, ____



                              By:__________________________________________
                                 [MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, BRUSSELS OFFICE,
                                 as Operator of the Euroclear Clearance
                                 System] [or] [CEDELBANK, SOCIETE ANONYME]




                                     C-2-2

                                                                       ANNEX C-3


                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY


                       TRANSFEREE SECURITIES CERTIFICATION

[MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, BRUSSELS OFFICE,
  as Operator of the Euroclear
  Clearance system] [or] [CEDELBANK,
  SOCIETE ANONYME]


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as initial purchasers of the Notes.

Dated:________________, ____


                                       By:___________________________________
                                          As, or as agent for, the beneficial
                                          acquiror of the Notes to which
                                          this certificate relates.



                                     C-3-1

                                                                       ANNEX D-1



                         FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                       RESTRICTED GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(6)
                                of the Indenture)

The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

Chase Manhattan Bank Limited, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors named therein and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to ______________ aggregate principal amount of Notes held in definitive form (Common Code No. _______, ISIN No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Restricted Global Security (Common Code No. _______, ISIN No. _______).

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Notes are being transferred to a person that the Transferor reasonably believes is purchasing the Notes for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the Notes have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably


                                     D-1-1
authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as the initial purchasers of the Notes.

Dated:                                 [Insert Name of Transferor]



                                       By:_____________________________________
                                          Name:
                                          Title:





                                     D-1-2

                                                                       ANNEX D-2



                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                      REGULATION S GLOBAL NOTE CERTIFICATE
                  (for transfers pursuant to Section 305(b)(6)
                                of the Indenture)


The Chase Manhattan Bank, as Trustee
450 West 33rd Street
New York, New York 10001

Chase Manhattan Bank Limited, London Branch
Trinity Tower
9 Thomas More Street
London E1 9YT
England


               Re:  Staples, Inc.
                    5.875 per cent Notes
                    due November 15, 2004 (the "Notes")
                    -----------------------------------

     Reference is hereby made to the Indenture, dated as of November 15, 1999 (the "Indenture"), between Staples, Inc., as Issuer, the Subsidiary Guarantors and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This certificate relates to _____________ aggregate principal amount of Notes held in definitive form (Common Code No. _______, ISIN No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Notes to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (Common Code No. _______, ISIN No. _______)

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

     (1)  if the transfer has been effected pursuant to Rule 903 or Rule 904:

          (A) the offer of the Notes was not made to a person in the United States;


                                     D-2-1

          (B)  either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

          (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

          (E) if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Common Depositary through [Euroclear] [Cedelbank]; or

     (2)  if the transfer has been effected pursuant to Rule 144:

          (A) more than two years has elapsed since the date of the closing of the initial placement of the Notes pursuant to the Subscription Agreement, dated November 15, 1999, between the Issuer and the several Managers named therein; and

          (B) the Notes have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

     We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Subsidiary Guarantors and Goldman, Sachs & Co. and Salomon Smith Barney Inc. as initial purchasers of the Notes.

Dated:                             [Insert Name of Transferor]



                                   By:_______________________________________
                                      Name:
                                      Title: